UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   November 15, 2013

The Phoenix Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16517	06-1599088
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One American Row, Hartford, CT	06102 -5056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(860) 403-5000

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 15, 2013, The Phoenix Companies, Inc. (the “Company”) issued a news release providing highlights from the filing of the Phoenix Life Insurance Company’s unaudited statutory financial results for the quarter ended September 30, 2013 and certain third quarter 2013 estimated operating metrics. The news release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)           Not applicable

(d)           Exhibits

The following exhibit is furnished herewith:

 99.1    News Release of The Phoenix Companies, Inc. dated November 15, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PHOENIX COMPANIES, INC.

Date: November 15, 2013	By:	/s/ Bonnie J. Malley
Name: Bonnie J. Malley
Title: Executive Vice President and Chief Financial Officer